================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 30, 2001

                                     KB HOME
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                                     1-9195                             95-3666267
(State or Other Jurisdiction                (Commission File Number)                   (IRS Employer
    of Incorporation)                                                               Identification No.)


             10990 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024
               (Address of Principal Executive Offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (310) 231-4000

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)


================================================================================

ITEM 5.  OTHER EVENTS.

         Exhibits are filed herewith in connection with the issuance by KB HOME of $200 million aggregate principal amount of its 8-5/8% Senior Subordinated Notes due 2008 pursuant to Registration Statement No. 333-41549.

                                    EXHIBITS

EXHIBIT
1.4 Underwriting Agreement, dated November 30, 2001, regarding $200,000,000 of KB Home's 8-5/8% Senior Subordinated Notes due 2008.

4.11     Form of Officers' Certificate establishing the terms of KB Home's
         8-5/8% Senior Subordinated Notes due 2008.

4.12     Form of 8-5/8% Senior Subordinated Note due 2008.

12       Statement re: Computation of Consolidated Ratio of Earnings to Fixed
         Charges of KB Home and of Earnings to Combined Fixed Charges and
         Preferred Stock Dividends (incorporated by reference to Exhibit 12 of
         KB Home's Registration Statement on Form S-3 (No. 333-71630)).



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KB HOME


Date:  December 13, 2001            By: /s/ KIMBERLY N. KING
                                        --------------------
                                    Kimberly N. King

                                    Corporate Secretary and Director, Corporate
                                    Legal Affairs

                                  EXHIBIT INDEX

Exhibit No.
1.4             Underwriting Agreement, dated November 30, 2001, regarding $200,000,000 of KB Home's 8-5/8% Senior Subordinated Notes due 2008.

4.11            Form of Officers' Certificate establishing the terms of KB HOME's
                8-5/8% Senior Subordinated Notes due 2008.

4.12            Form of 8-5/8% Senior Subordinated Note due 2008.

12              Statement re: Computation of Consolidated Ratio of Earnings to Fixed
                Charges of KB Home and of Earnings to Combined Fixed Charges and
                Preferred Stock Dividends (incorporated by reference to Exhibit 12 of
                KB Home's Registration Statement on Form S-3 (No. 333-71630)).



                                       3